UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 30, 2014

BOK FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	000-19341	73-1373454
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Bank of Oklahoma Tower
Boston Avenue at Second Street
Tulsa, Oklahoma		74192
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:
(918) 588-6000

_____________________N/A___________________________

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 502(b). Departure of Directors.

In a letter to Mr. George B. Kaiser, Chairman of the Board, and Mr. Steven G. Bradshaw, President and Chief Executive Officer of BOK Financial Corporation (“BOKF”), Mr. Greg S. Allen, a current director of BOKF, respectfully resigned from the board of directors of BOKF effective June 30, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOK FINANCIAL CORPORATION

By: /s/ Steven E. Nell -------------------------------- Steven E. Nell Executive Vice President Chief Financial Officer Date: July 3, 2014